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                                  EXHIBIT 32.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Simon Shi, Chief Executive Officer, and I, Eric Wong, Chief Financial Officer, of Sun Motor International, Inc. (the "Company") certify that:

         1. I have reviewed the quarterly report on Form 10-Q of Sun Motor International, Inc.;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the period presented in this quarterly report.


Date: November 14, 2005



                                                       By : /s/ Simon Shi
                                                       ------------------------
                                                       Simon Shi,
                                                       Chief Executive Officer



                                                       By :/s/ Eric Wong
                                                       ------------------------
                                                       Eric Wong,
                                                       Chief Financial Officer